UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2007

                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-7949                   72-0888772
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

     610 N.E. Jensen Beach, Florida                                 34957
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (772) 334-8181


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS.

On January 20, 2004, a lawsuit was filed by two dissident Company shareholders, Edward E. Gatz and Donald D. Graham, in the New Castle County Court of Chancery, Delaware (the "Court"), captioned Gatz, et al. v. Ponsoldt, Sr., et al., naming as defendants certain current and former directors of the Company, Royalty Holdings, LLC, the Company's majority shareholder, and certain of its affiliates, Statesman Group, Inc., a former shareholder of the Company, and, nominally, the Company (the "Delaware Action"). The complaint alleged various breaches of fiduciary duties by the former directors and Statesman, and that Royalty and its affiliates knowingly participated in certain of the alleged breaches. Between November 2004 and May 2006, the Court dismissed the all of the claims alleged in the complaint determining that the claims were derivative in nature and could therefore not be maintained by the plaintiffs. Plaintiffs appealed the Courts decision in December 2006. In its April 16, 2007 decision, citing an intervening legal development in the area of direct and derivative claims arising while the appeal was pending, the Supreme Court of the State of Delaware reversed the Court's decision and remanded the case to the Court for further proceedings.

The defendants in the Delaware Action, other than Statesman, are entitled to be indemnified by the Company for damages, if any, and expenses, including legal fees, they may incur as a result of the lawsuit, subject to certain circumstances under which such indemnification is not available. In addition, the Company's insurance carrier contends that none of the claims contained in the Delaware Action are covered by insurance on the basis of the "insured vs. insured" exclusion since one of the plaintiffs, Donald D. Graham, was previously a director of the Company.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        REGENCY AFFILIATES, INC.


                                                        By: /s/ Laurence S. Levy
                                                            --------------------
                                                        Name: Laurence S. Levy
                                                        Title: President

Date: April 30, 2007